Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Supplement dated January 10, 2012 to the

Statement of Additional Information for the Fund, dated July 19, 2011

Effective January 1, 2012, the second paragraph of the section labeled T. Rowe Price & Associates, Inc. on page 58 of the Statement of Additional Information is deleted and replaced with the following:

For the Maxim T. Rowe Price Equity/Income Portfolio, MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the following annual rates:

Annual Fee Rate	Assets
0.50%	First $50 million
0.45%	Next $50 million
0.40%	Reset at $100 million
0.35%	Reset at $200 million
0.325%	Reset at $500 million
0.30%	Over $500 million
0.30%	Reset at $1 billion

For the Maxim T. Rowe Price MidCap Growth Portfolio, MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at an annual rate of 0.50% on all assets.

This Supplement must be accompanied by, or read in conjunction with, the current Statement of Additional Information for the Fund, dated July 19, 2011.

Please keep this Supplement for future reference.